SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 2003

    Merrill Lynch & Co., Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-7182	13-2740599

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 World Financial Center, New York, New York     10080

(Address of principal executive offices)             (Zip Code)

Registrant’s telephone number, including area code: (212) 449-1000

(Former name or former address, if changed since last report.)

Item	5. Other Events

Exhibits are filed herewith in connection with the Registration Statements on Form S-3 (File Nos. 333-105098 and 333-109802) filed by Merrill Lynch & Co., Inc. (the “Company”) with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of April 1, 1983, as amended through the date hereof, between the Company and JPMorgan Chase Bank (as so amended, the “Indenture”). The Company will issue $15,000,000 aggregate principal amount of Dow Jones Industrial AverageSM Market Index Target-Term Securities® due December 27, 2010 under the Indenture. The exhibits consist of the form of Securities and an opinion of counsel relating thereto.

Item	7. Financial Statements, Pro Forma Financial Information and Exhibits

EXHIBITS

(4)	Instruments defining the rights of security holders, including indentures.

Form of Merrill Lynch & Co., Inc.’s Dow Jones Industrial AverageSM Market Index Target-Term Securities® due December 27, 2010.

(5) & (23)	Opinion re: legality; consent of counsel.

Opinion of Sidley Austin Brown & Wood LLP relating to the Dow Jones Industrial AverageSM Market Index Target-Term Securities® due December 27, 2010 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.’s Registration Statements relating to such Securities).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

MERRILL LYNCH & CO., INC.

(Registrant)

By:	/s/ Russell L. Stein

Russell L. Stein Treasurer

Date: December 26, 2003

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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

MERRILL LYNCH & CO., INC.

EXHIBITS TO CURRENT REPORT ON

FORM 8-K DATED DECEMBER 26, 2003

Commission File Number 1-7182

Exhibit Index

Exhibit No.	Description	Page

(4)	Instruments defining the rights of security holders, including indentures.

Form of Merrill Lynch & Co., Inc.’s Dow Jones Industrial AverageSM Market Index Target-Term Securities® due December 27, 2010.

(5) & (23)	Opinion re: legality; consent of counsel.

Opinion of Sidley Austin Brown & Wood LLP relating to the Dow Jones Industrial AverageSM Market Index Target-Term Securities® due December 27, 2010 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.’s Registration Statements relating to such Securities).